SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 24, 2008 (April 24, 2008)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30326 (Commission File Number)	77-0557617 (IRS Employer Identification No.)
9663 Santa Monica Blvd., #959
Beverly Hills, California 90210
(Address of Principal Executive Offices) (Zip Code)
(310) 860-2501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:	Regulation FD Disclosure
     On April 24, 2008, the Registrant issued a press release reporting its entry into an agreement with Southern Plains Medical Center, P.C. and its stockholders whereby the Registrant will acquire Southern Plains Medical Group. As of the date of this Current Report, the agreement has not closed and remains subject to the terms and conditions of the acquisition agreement. A copy of the April 24, 2008 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference

Item 9.01.	Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 24, 2008.

EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated April 24, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: April 24, 2008	By:	/s/ Dennis Smith
Dennis Smith
Chief Financial Officer